UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 20, 2007

0-15898

(Commission File Number)

CASUAL MALE RETAIL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	04-2623104
(State of Incorporation)	(IRS Employer Identification Number)

555 Turnpike Street, Canton, Massachusetts 02021

(Address of registrant’s principal executive office)

(781) 828-9300

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement.

On July 20, 2007, Casual Male Retail Group, Inc. (the "Company") entered into a Master Loan and Security Agreement (“Master Agreement”) with Banc of America Leasing & Capital, LLC (“BALC”) for equipment financing. In conjunction with the Master Agreement, the Company entered into an Equipment Security Note (the “Note”) whereby the Company borrowed an aggregate of $17.4 million from BALC. The Note is secured by a security interest in all of the Company’s rights, title and interest in and to certain equipment. The Note is due July 20, 2011 and accrues interest at a per annum rate of 1.75% plus the rate of interest equal to the 30-day published LIBOR rate. Principal and interest, in arrears, are payable monthly, commencing on August 20, 2007. The Company is subject to a prepayment penalty equal to 1% of the prepaid principal until July 20, 2008, 0.5% of the prepaid principal from July 21, 2008 through July 20, 2009 and no prepayment penalty thereafter. The Master Agreement includes covenants and default provisions that are customary for financings of this type and are similar and no more restrictive than the Company’s existing credit facility with Bank of America, N.A.

On July 11, 2007, the Company amended its credit facility with Bank of America, N.A. by executing the First Amendment to Fifth Amended and Restated Loan and Security Agreement (the “First Amendment”). The First Amendment corrected the definition of Availability.

On July 20, 2007, the Company executed the Second Amendment to Fifth Amended and Restated Loan and Security Agreement as amended by that certain First Amendment dated July 11, 2007 (the “Second Amendment”). The Second Amendment permitted the Company to enter into the above Note and Master Agreement with BALC and also permitted BALC to take a first security interest on the applicable equipment up to the Company’s indebtedness to BALC.

The foregoing description of loan documents does not purport to summarize all of their respective provisions and is qualified in its entirety by reference to such agreements filed as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, and Exhibit 10.4 to this Current Report on Form 8-K, which are incorporated herein by reference.

ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On July 20, 2007, the Company entered in a Master Agreement and Note with Banc of America Leasing & Capital, LLC as described above under Item 1.01. The disclosures contained in Item 1.01 of this Report on Form 8-K are incorporated by reference.

ITEM 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	Master Loan and Security Agreement dated July 20, 2007 between the Company and Banc of America Leasing & Capital, LLC

10.2	Equipment Security Note Number 17608-70001 to the Master Loan and Security Agreement dated July 20, 2007 between the Company and Banc of America Leasing & Capital, LLC

10.3	First Amendment to Fifth Amended and Restated Loan and Security Agreement dated July 11, 2007 by and among the Company and Bank of America, N.A.

10.4	Second Amendment to Fifth Amended and Restated Loan and Security Agreement dated July 20, 2007 by and among the Company and Bank of America, N.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CASUAL MALE RETAIL GROUP, INC.

By:	/s/ DENNIS R. HERNREICH
Name: Dennis R. Hernreich Title: Executive Vice Presidentand Chief Financial Officer

Date: July 23, 2007